UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2013

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2013, Ladenburg Thalmann & Co. Inc. ("Ladenburg"), a subsidiary of Ladenburg Thalmann Financial Services Inc. (the "Company"), entered into a five-year extension of its office lease ("Lease") with Frost Real Estate Holdings, LLC ("FREH"), an entity affiliated with Phillip Frost, M.D., the Company’s chairman of the board and principal shareholder. The Lease amends and extends a prior lease ("Prior Lease") between Ladenburg and FREH that expired in January 2012. The Lease is for 18,146 square feet of space in an office building in Miami, Florida, where the Company’s principal executive offices and a branch office of Ladenburg are located. The Lease includes additional office space that was not covered by the Prior Lease. Rental payments for the period from March 1, 2013 to May 31, 2013 are $44,591 per month, plus applicable sales tax. The Lease provides for payments of $46,877 per month commencing June 1, 2013 and increasing 3.25% per annum commencing March 1, 2014, plus applicable sales tax. The rent is inclusive of operating expenses, property taxes and parking. In addition, Ladenburg will receive $362,920 for the costs of tenant improvements. In connection with the execution of the Lease, the Company received the advice of a commercial real estate firm that the lease terms were as fair as could have been obtained from an unaffiliated third party. The Lease term commences effective as of March 1, 2013 and Ladenburg has two five-year renewal options. The foregoing is a summary of the Lease. A copy of the Lease is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As described in Item 1.01 of this current report, the Company's subsidiary, Ladenburg, entered into the Lease with FREH. On March 8, 2013, the Company’s Audit Committee (the committee responsible for reviewing and approving all related party transactions) approved the Lease with FREH and granted an exception under the Company’s Code of Business Conduct and Ethics in order to permit Ladenburg to enter into such arrangements.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment and Lease Extension Agreement, dated as of March 8, 2013, between Ladenburg Thalmann & Co. Inc. and Frost Real Estate Holdings, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

March 8, 2013	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment and Lease Extension Agreement, dated as of March 8, 2013, between Ladenburg Thalmann & Co. Inc. and Frost Real Estate Holdings, LLC.